Accrued liabilities and other payables - Schedule of Accrued Liabilities and Other Payables (Detail) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Payroll and welfare (note b)	[1]	$ 15,170	$ 11,624
Agency commissions and rebates—online advertising		2,890	2,297
Payables for advertisement on exclusive online games		1,826	1,521
Receipts in advance from customers	[2]	16,833	5,538
Tax levies	[1]	10,234	1,864
Payables for purchase of equipment		461	3,235
Legal and litigation related expenses (Note 24)		1,755	2,904
Professional fees		1,045	1,007
Staff reimbursements		355	452
Rental expense		0	5
Payables for proceeds from selling exercised stock options		74	352
Payables for gaming distribution		199	147
Payables related to Kankan unsettled balances	[3]	4,501	807
Payables for Technological Services		944	234
Payables for construction in progress		345	0
Customer’s deposit		306	0
Payables for Fulfilment Services		298	0
Others		2,635	1,144
Total		$ 59,871	$ 33,131

[1]	Payroll and welfare increased due to the performance bonus proposed in December 2017, resulting in an incrase in individual income tax payable. Value added tax payable also increased, which is related to revenue increment in sale of product.
[2]	As at December 31, 2017, receipts in advance from customers mainly represents prepayment from customers in respect of cloud computing, live video and mobile game. The increment is mainly driven by the popularity of OneThing Cloud.
[3]	Kankan failed to settle the transferred trade payables, which resulted in the creditors brought litigation against Kankan as well as Xunlei, due to the fact that Xunlei remained as the contracted party in the relevant purchase contracts. In light of this, for the year ended December 31, 2017, payables of USD 3,074,000 was accured by Xunlei, out of which, USD 2,769,000 remain unsettled as of December 31, 2017 (note 7).